                         FIRST CAROLINA INVESTORS, INC.

                                      2002
                                 ANNUAL REPORT

Company Profile
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES

Description of Business
-----------------------

First Carolina Investors (the Company) was organized December 2, 1971. The Company is a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

FORM N-SAR
----------

A copy of the Company's December 31, 2002 report on Securities and Exchange Commission Form N-SAR will be furnished without charge to shareholders upon written request directed to the Secretary, First Carolina Investors, Inc., P.O. Box 1827, Fort Mill, SC 29716

Table of Contents
-----------------

Management's Discussion and Analysis
  of Financial Conditions and Results
  of Operations......................    1
Management's Report..................    3
Independent Auditors' Report.........    4
Consolidated Financial Statements....    5
Notes to Consolidated Financial
  Statements.........................    9
Financial Highlights.................   14

Quarterly Stock Prices (Boston Stock Exchange and OTC Bulletin Board) and Dividends Paid Per Share

-----------------------------------------------------------------------------

                                      2002
                                      ----
-----------------------------------------------------------------------------

Quarter                    First          Second         Third         Fourth

High Bid                   $85.10         88.50          84.00         89.00
Low Bid                    $84.10         85.00          83.15         84.00
Cash Dividends             $ 0.50          0.50           0.50          2.00

-----------------------------------------------------------------------------

                                      2001
                                      ----
-----------------------------------------------------------------------------

Quarter                    First          Second         Third         Fourth

High Bid                   $78.00         80.00          81.00         82.15
Low Bid                    $72.00         77.50          78.00         65.00
Cash Dividends             $ 0.50          0.50           0.50          0.50

-----------------------------------------------------------------------------

There were approximately 364 record holders of Shares of Common Stock at January 2, 2003.

This stock is not actively traded.

Management's Discussion and Analysis of Financial Conditions and Results of Operations
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

First Carolina Investors, Inc. (the Company) was organized December 2, 1971 as a South Carolina unincorporated business trust. On July 1, 1987 the Company incorporated by merging into a wholly owned subsidiary (First Carolina Investors, Inc.) established solely for this purpose. The Company was incorporated November 24, 1986 under the laws of the state of Delaware.

From the inception of operations through December 31, 1975 the Company operated as a real estate investment trust ("REIT") as defined in the Internal Revenue Code. Subsequently the Company became active in land development through both direct ownership and joint ventures as well as investments in equity securities of financial and other entities. Real estate activities continued to be the Company's primary business through the end of 1994. On January 3, 1995 the Company, pursuant to the requirements of the Investment Company Act of 1940, filed notification of registration.

The Company is a closed-end, non-diversified management investment company. As a closed-end, non-diversified management investment company, the Company values assets and liabilities at estimated fair value.

2002 OPERATIONS COMPARED TO 2001

The net asset value of the Company as a result of operations increased by $525,741 or $.81 per share during 2002 as compared to an increase of $6,356,294 or $7.57 per share during 2001. During 2001, the Company increased its investments in non-investment grade debentures. At the end of 2002 the value of the Company's investment in M & T Bank Corporation was $23,805,000 compared to $36,425,000 at the end of 2001. Total value of distressed and high yield debt was $36,061,000 at the end of 2002.

During 2002 the Company reported the sale of 200,000 shares of M & T Bank Corporation resulting in an after tax realized gain of $9,474,000. During 2001, the Company reported the sale of 500,000 shares of M&T Bank Corporation resulting in an after tax realized gain of $19,400,000.

In 2002, the Company, under a plan of reorganization by the investee, exchanged $10,000,000 par of debentures of Loewen Group International, Inc., a Toronto based funeral services' company, for the following investments in Alderwoods Group, Inc: cash of $750,000, 203,088 shares of common stock, $274,300, 12.25%
senior unsecured notes due in 2004, $1,382,400, 11% senior secured notes due in 2007 and $1,824,700, 12.25% senior unsecured notes due in 2009. Subsequently in 2002, the Company purchased an additional $4,598,758, 11% senior secured notes due in 2007, and 395,000 shares of common stock. Rose Hills Company is a wholly-owned subsidiary of the Alderwoods Group, Inc.

In 2002, the Company, under a comprehensive recapitalization plan by the investee, exchanged $3,100,000 of senior notes of Call-Net Enterprises, Inc., a Canadian integrated communications solutions provider, for the following investments: cash of $500,000, 111,889 shares of common stock and $2,424,000, 10.625% senior secured notes due in 2008. Subsequently in 2002, the Company purchased an additional $4,975,000 of senior notes at an average cost of 33.0% of par.

The Company also purchased $15,500,000 debentures of Finova Group, Inc. at 37.8% of par. Also in 2002, the Company increased its investment in Malan Realty Investments, Inc. by purchasing $1,597,000 debentures at 86.0% of par.

Investment income, net was $4,878,796 for 2002 as compared to $2,344,860 for 2001. The net gain realized on investments in other companies, net of income taxes, was $12,271,408 in 2002 as compared to $21,538,618 in 2001. The decrease in net unrealized appreciation of investments was $16,844,578 in 2002 as compared to a decrease of $(18,750,313) in 2001. These components combined to produce a net increase in net assets resulting from operations of $525,741 in 2002 compared to an increase of $6,356,294 in 2001.

At year end net asset value per share was $98.36 in 2002 and $101.05 in 2001.

Dividend income decreased during 2002 as compared to 2001. The sale of shares of M & T Bank Corporation was the primary reason for the decrease in dividend income. For additional information, including a detailed list of dividends paid see Note 2 of Notes To Consolidated Financial Statements. At the end of 2002 and 2001 eight of the Company's investees did not pay dividends and are therefore considered non-income producing.

Interest income for 2002 was $7,219,798 as compared to $3,023,735 for 2001. During 2002 interest income reported from debenture investments was $6,941,817 as compared to $1,802,304 for 2001. The majority of the increase in interest income was due to the Company increasing its investments in distressed and high yield debt purchased at significant discounts to par. The increase in distressed and high yield debt caused interest income from discount accretion to be $2,831,498 in 2002 as compared to $655,649 in 2001. Also during 2002, other interest income received from money market fund investments was $277,981 as compared to $1,221,431 in 2001. Interest on mortgage loans for 2002 was approximately $4,300 as compared to $61,000 for 2001.

General and administrative expense increased in 2002 to $123,587 as compared to $99,336 during 2001. For both years personnel costs were a large component of the category and totaled approximately $67,500 in 2002 as compared to $49,958 in 2001.

Professional fees increased in 2002 to $276,351 as additional fees were paid to attorneys for various services.

Other expenses decreased in 2002 to $56,517 as compared to $338,377 during 2001 principally due to $292,500 of expenses related to the exercising of stock options by directors in 2001. Other expenses include registrar and transfer agent fees, and printing fees.

Gain on sale of real estate, net of income tax, was $220,115 during 2002 as compared to $1,223,129 during 2001. During 2001 the Company had sold thirty (30) acres in Union County, North Carolina contiguous to Providence Country Club.

INTERNAL AND EXTERNAL SOURCES OF LIQUIDITY

The two major components of the Company's source of liquidity are investments in other companies and cash (including short term investments).

INVESTMENTS IN OTHER COMPANIES

While investments in other companies consist mainly of marketable securities, they are considered mid to long term investments and are generally not a source of current liquidity.

REAL ESTATE

It is our present policy not to make additional active real estate investments.

CASH, INCLUDING SHORT TERM INVESTMENTS

At December 31, 2002, the Company held net cash and short term investments consisting of a money market mutual fund of $16,459,858, which are highly liquid and accordingly are the Company's best sources of liquidity.

COMMITMENTS FOR CAPITAL EXPENDITURES

While the Company has no contractual commitments to purchase additional equity securities, the Company may from time-to-time make significant expenditures for this purpose.

The Company's stock repurchase program has been in effect since 1980. Although it has no contractual obligation to repurchase its shares, the Company currently intends to repurchase shares subject to availability and price.

CRITICAL ACCOUNTING POLICY

Our accounting and reporting policies are in accordance with accounting principles generally accepted in the United States of America, and they conform to general practices within the industry. The application of these principles involves judgments and the use of estimates based on assumptions that involved uncertainty at the time of estimation. We have identified the policy for valuing investments in securities that are privately held issuers or for which market quotations are reading available as a critical accounting policy. Securities for which market quotations are not readily available are valued at fair value as determined by the pricing committee of the Board of Directors. The pricing committee may consider, if available, financial statements such as balance sheets and statements of operations: business and strategic plans; evaluations of major assets; quality of management; legal, contractual or market restrictions or limitations on sale of securities; and other factors which the pricing committee deems relevant.

SUMMARY

During 2002 the net increase in net assets resulting from operations was $525,741 as compared to an increase of $6,356,294 for 2001. At December 31, 2002 net assets per share are $98.36. This is a decrease of $2.69 per share from the December 31, 2001 net assets per share of $101.05.

--------------------------------------------------------------------------------
Management's Report
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

The Management of First Carolina Investors, Inc. is responsible for the preparation, integrity and objectivity of the financial statements and other information in the accompanying Annual Report. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and necessarily include some estimates which are based upon Management's judgment.

Management is also responsible for establishing and maintaining a system of internal controls to provide reasonable assurance that assets are safeguarded, transactions are properly executed and financial records are adequate and reliable for the preparation of financial statements.

The system of internal controls, while restricted due to having only one employee, provides for certain divisions of responsibilities. Management monitors the system for compliance and performs analytical reviews for reasonableness. Management believes that, as of December 31, 2002, the Company's system of internal controls is adequate to accomplish the objectives discussed herein.

The Audit Committee of the Board of Directors meets periodically with Management and the independent certified public accountants to review matters relating to the quality of financial reporting, internal accounting control and the results of the annual independent audit. The independent certified public accountants have direct and unlimited access to the Audit Committee with or without Management present.

The accompanying financial statements have been audited by KPMG LLP, independent certified public accountants, in accordance with auditing standards generally accepted in the United States of America. Their audit includes consideration of the Company's system of internal accounting controls in order to establish a basis for reliance thereon in determining the nature, extent and timing of auditing procedures required to support their opinion on the financial statements.

Brent D. Baird
President

Independent Auditors' Report
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

The Directors and Shareholders
First Carolina Investors, Inc.

We have audited the accompanying consolidated statements of assets and liabilities of First Carolina Investors, Inc. and subsidiaries, including the schedule of investments, as of December 31, 2002 and 2001 and the related consolidated statements of operations, consolidated statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 and 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Carolina Investors, Inc. and subsidiaries as of December 31, 2002 and 2001 and the results of their operations and the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                         (KPMG LOGO)
Charlotte, North Carolina
February 14, 2003

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
               Consolidated Statements of Assets and Liabilities
                           December 31, 2002 and 2001

                                                            2002          2001
                                                        ------------   -----------
Assets
Investments in securities, at value (note 2) (cost of
   $67,418,417 in 2002 and $48,823,132 in 2001)         $ 78,725,613    88,108,095
Short term money market investments                       16,459,858    19,102,885
Mortgage loans, secured by real estate (note 3)                   --        49,361
Accrued dividend and interest receivable                     568,765       439,225
Other assets (note 4)                                      2,331,315     2,765,341
                                                        ------------   -----------
      Total assets                                        98,085,551   110,464,907
                                                        ------------   -----------

Liabilities
Accounts payable and accrued liabilities (note 5)          2,475,634     3,140,714
Federal and state income taxes payable                     3,349,694       175,001
Deferred income taxes payable (note 6)                     2,653,638    13,568,130
                                                        ------------   -----------
      Total liabilities                                    8,478,966    16,883,845
                                                        ------------   -----------

Net Assets                                              $ 89,606,585    93,581,062
                                                        ============   ===========
Analysis of Net Assets:
      Net capital paid in on shares of capital stock      10,597,642    11,886,594
      Undistributed net investment income and realized
         gains                                            71,080,682    56,921,629
      Net unrealized appreciation of investments           7,928,261    24,772,839
                                                        ------------   -----------
Net Assets                                              $ 89,606,585    93,581,062
                                                        ============   ===========
Net assets per share (3,500,000 no par value common
   shares authorized, 912,306 and 935,001 shares
   issued, 910,981 and 926,101, shares outstanding, in
   2002 and 2001, respectively (note 8)                 $      98.36        101.05
                                                        ============   ===========

See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
                     Consolidated Statements of Operations
                 For the years ended December 31, 2002 and 2001

                                                          2002           2001
                                                      ------------    -----------
INCOME
Dividends                                             $  1,068,051      1,185,134
Interest                                                 7,219,798      3,023,735
Other                                                       15,075             --
                                                      ------------    -----------
Total income                                             8,302,924      4,208,869
                                                      ------------    -----------
EXPENSES
General and administrative                                 123,587         99,336
Director fees and expenses                                  72,734         73,303
Professional fees                                          276,351        175,064
State and local taxes                                      107,656         99,000
Other                                                       56,517        338,377
                                                      ------------    -----------
Total expenses                                             636,845        785,080
                                                      ------------    -----------
Earnings before income taxes and realized and
   unrealized appreciation on investments                7,666,079      3,423,789
Provision for income taxes (Note 6)                     (2,787,283)    (1,078,929)
                                                      ------------    -----------
Investment income, net                                   4,878,796      2,344,860
Gain on sale of real estate, net of current income
   tax expense of $143,621 in 2002 and $798,071 in
   2001                                                    220,115      1,223,129
Gain realized on investments in other companies,
   net of current income tax expense of $8,006,532
   in 2002 and $14,020,000 in 2001                      12,271,408     21,538,618
Change in unrealized depreciation of investments
   for the period, net of deferred taxes benefit
   of $(11,133,189) in 2002 and $(11,535,951) in
   2001                                                (16,844,578)   (18,750,313)
                                                      ------------    -----------
Net increase in net assets resulting from
   operations                                         $    525,741      6,356,294
                                                      ============    ===========

See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
                Consolidated Statements of Changes in Net Assets
                 For the years ended December 31, 2002 and 2001

                                                                  2002                2001
                                                              ------------        ------------
Increase in net assets from operations
     Investment income, net                                   $  4,878,796        $  2,344,860
     Realized gain on real estate, net                             220,115           1,223,129
     Realized gain on investments, net                          12,271,408          21,538,618
     Change in unrealized appreciation, net                    (16,844,578)        (18,750,313)
                                                              ------------        ------------
          Net increase in net assets resulting from
            operations                                             525,741           6,356,294
Distributions to shareholders of $3.50 per share in 2002 and
  $2.00 per share in 2001 from investment income, net           (3,211,266)         (1,840,993)
Capital Share Transactions (Note 7 and 9)                       (1,288,952)         (2,090,650)
                                                              ------------        ------------
          Total (decrease) increase                             (3,974,477)          2,424,651
Net assets
          Beginning of year                                     93,581,062          91,156,411
                                                              ------------        ------------
          End of year                                         $ 89,606,585        $ 93,581,062
                                                              ============        ============

See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
                            SCHEDULE OF INVESTMENTS
                           December 31, 2002 and 2001

                                                                                  2002                       2001
                                                                        ------------------------   ------------------------
                                                                        Principal                  Principal
                                                                          Amount                     Amount
                                                                        or Shares    Fair Value    or Shares    Fair Value
                                                                        ----------   -----------   ----------   -----------
          Common and Preferred Stocks - 54.2% in 2002 and 72.7% in
            2001
          Financial Services
            67.2% in 2002 and 71.8% in 2001
**, +     Coast Bank of Florida Preferred                                  100,000   $ 1,100,000      100,000   $ 1,100,000
**        Evans Bancorp, Inc.                                               33,600       785,568       17,700       336,096
          M & T Bank Corporation                                           300,000    23,805,000      500,000    36,425,000
          Merchants Group, Inc.                                            135,000     2,970,000      135,000     3,098,250
          Three Rivers Bancorp, Inc.                                            --            --      400,216     5,002,700
          Manufacturing
            11.5% in 2002 and 15.2% in 2001
**        Allied Healthcare Products, Inc.                                 850,000     2,337,500      850,000     3,145,000
**        Amcast Industrial Corporation                                  1,087,900     1,849,430    1,087,900     5,852,902
**        Sun-Rype Products Ltd.                                           177,200       732,899      177,200       717,483
          Services
            7.7% in 2002 and 7.3% in 2001
**        Barrister Global Services Network, Inc.                          159,810        63,924      159,810        68,718
          Call-Net Enterprises, Inc.                                       111,889        69,371           --            --
          Ecology & Environment, Inc.                                      399,300     3,170,442      425,000     3,850,500
**, +     High Falls Brewery Company, LLC                                  185,000            --      185,000       740,000
          Diversified
            13.6% in 2002 and 5.7% in 2001
          Alderwoods Group, Inc.                                           598,088     2,834,937           --            --
          CPAC, Inc.                                                        28,388       143,388      113,771       840,768
**        Denison Energy, Inc.                                             212,025       323,338    4,240,500       373,164
          First Union Real Estate Equity and Mortgage Investments
            Preferred Conv Ser A                                           134,000     2,479,000      134,000     2,479,000
                                                                                     -----------                -----------
          Total Common and Preferred Stocks (cost of $30,523,944 in
            2002 and $26,758,184 in 2001)                                             42,664,797                 64,029,581
                                                                                     -----------                -----------

          Debentures - 45.8% in 2002 and 27.3% in 2001
          Alderwoods Group, Inc. 11% Senior Secured Notes due 2007       5,981,158     5,981,158           --            --
          Alderwoods Group, Inc. 12.25% Senior Unsecured Notes due
            2009                                                         1,824,700     1,660,477           --            --
          Call-Net Enterprises, Inc. 10.625% Senior Secured Notes due
            2009                                                        17,328,177     9,357,216           --            --
          Excel Legacy Corporation 10% Senior Notes due 2004                    --            --      668,000       267,200
          Finova Group, Inc. 7.5% Senior Notes due 2009                 20,000,000     6,900,000    4,500,000     1,890,000
          First Union Real Estate Equity & Mortgage Investments 8.875%
            Senior Notes due 2003                                            2,000         1,861      100,000        96,000
+         High Falls Brewery Company, LLC 12% Notes due 2008             1,110,000       555,000    1,110,000     1,110,000
+         Loewen Group Intl, Inc 7.5% Notes due 2001                            --            --   10,000,000     7,000,000
          Malan Realty Investments, Inc. 9.5% Conv Sub Notes due 2004    3,597,000     3,480,098    2,000,000     1,800,000
          Moran Energy, Inc. 8.75% Sub Notes due 2008                       45,000        39,656       95,000        84,194
          Rose Hills Company 9.5% Senior Sub Notes due 2004              8,885,000     8,085,350    8,885,000     8,440,750
          Sizeler Property Investors, Inc. 8% Notes due 2003                    --            --    3,442,000     3,390,370
                                                                                     -----------                -----------
          Total Debentures (cost of $36,894,473 in 2002 and
            $22,064,948 in 2001)                                                      36,060,816                 24,078,514
                                                                                     -----------                -----------
          Total - 100% (cost of $67,418,417 in 2002 and $48,823,132 in
            2001)                                                                    $78,725,613                $88,108,095
                                                                                     ===========                ===========
+         Fair Value determined by Board of Directors. The fair value of investments determined by the Pricing
          Committee of the Board of Directors totaled $1,655,000 in 2002 and $9,950,000 in 2001.
**        Non-Income Producing Securities.
          See accompanying notes to consolidated financial statements.

FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2002
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, FINANCIAL STATEMENT PRESENTATION AND ORGANIZATION

       (a)   Organization

           First Carolina Investors, Inc. was organized December 2, 1971 and subsequently incorporated in the state of Delaware July 1, 1987. On January 3, 1995, First Carolina Investors, Inc. registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

       (b)   Principles of consolidation and financial statement presentation

           The accompanying consolidated financial statements include First Carolina Investors, Inc. and its subsidiaries (the Company), all of which are wholly-owned. In consolidation, all significant intercompany accounts and transactions have been eliminated.

       (c)   Investments in Securities

           The Company records security transactions based on the trade date. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities of privately-held issuers or for which market quotations are not readily available are valued at fair value as determined in good faith by the Company's Pricing Committee of the Board of Directors. In determining fair value, the Pricing Committee of the Board of Directors may consider, if available, financial statements such as balance sheets and statements of operations; business and strategic plans; evaluations of major assets; quality of management; legal, contractual or market restrictions or limitations on sale of the securities; and other factors which the directors deem relevant. Realized gains and losses are determined based on the average cost of the securities sold.

           Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. Discounts and premiums on debentures are amortized to cost over the life of the debentures at the effective rate of interest.

       (d)   Income taxes

           The Company is subject to Federal and state corporate income taxes. The Company files a consolidated Federal income tax return. The Company accounts for deferred income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

           Deferred income taxes payable have been increased to reflect the estimated Federal and state income tax liabilities on unrealized gains in real estate, investments in securities and investment in joint venture in the accompanying Consolidated Statement of Assets and Liabilities.

       (e)   Distributions to Shareholders

           Dividends payable to shareholders are recorded on the declaration date.

       (f)   Management's use of estimates

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results may differ from these estimates.

(2)   INVESTMENTS IN SECURITIES

The Company's investments in common stocks and debentures, which are stated at market value, are as follows:

                                                                           December 31, 2002
                                       ------------------------------------------------------------------------------------------
                                        Principal                                 Gross         Gross
                                        Amount or    Fair Value                 Unrealized   Unrealized
                                         Number      as a % of                   Holding       Holding        Fair      Dividend
                                        of shares    Net Assets      Cost         Gains        Losses        Value       Income
                                       -----------   ----------   -----------   ----------   -----------   ----------   ---------
 Common and Preferred Stocks
 ---------------------------
*Coast Bank of Florida Preferred           100,000       1.2      $ 1,100,000           --            --    1,100,000          --
 Evans Bancorp, Inc.                        33,600       0.9          607,098      178,470            --      785,568      18,816
 M & T Bank Corporation                    300,000      26.5          477,080   23,327,920            --   23,805,000     365,000
*Merchants Group, Inc.                     135,000       3.3        2,051,021      918,979            --    2,970,000      54,000
 Three Rivers Bancorp, Inc.                     --       0.0               --           --            --           --     192,224
*Allied Healthcare Products, Inc.          850,000       2.6        2,391,625           --       (54,125)   2,337,500          --
*Amcast Industrial Corporation           1,087,900       2.1        9,532,474           --    (7,683,044)   1,849,430          --
 Sun-Rype Products Ltd.                    177,200       0.8          616,969      115,930            --      732,899          --
 Barrister Global Services Network,
 Inc.                                      159,810       0.1           91,092           --       (27,168)      63,924          --
 Call-Net Enterprises, Inc.                111,889       0.1          675,796           --      (606,425)      69,371
*Ecology & Environment, Inc.               399,300       3.5        2,121,346    1,049,096            --    3,170,442     131,888
*High Falls Brewery Company, LLC           193,900       0.0          564,324           --      (564,324)           0          --
 Alderwoods Group, Inc.                    598,088       3.2        6,870,737           --    (4,035,800)   2,834,937          --
 CPAC, Inc.                                 26,388       0.2          174,741           --       (31,353)     143,388      24,723
 Denison Energy, Inc.                      212,025       0.4          457,111           --      (133,773)     323,338          --
 First Union Real Estate Equity &
 Mortgage Investments Preferred Conv
 Ser A                                     134,000       2.8        2,792,530           --      (313,530)   2,479,000     281,400

 Debentures
 ----------
 Alderwoods Group, Inc. 11% Senior
 Secured Notes due 2007                $ 5,981,158       6.7        5,981,158           --            --    5,981,158          --
 Alderwoods Group, Inc. 12.25% Senior
 Unsecured Notes due 2009              $ 1,824,700       1.9        1,825,334           --      (164,857)   1,660,477          --
 Call-Net Enterprises, Inc. 10.625%
 Senior Secured Notes due 2008         $17,328,177      10.4        8,104,952    1,252,264            --    9,357,216          --
 Excel Legacy Corporation 10% Senior
 Notes due 2004                        $        --       0.0               --           --            --           --          --
 Finova Group, Inc. 7.5% Senior Notes
 due 2009                              $20,000,000       7.7        8,851,945           --    (1,951,945)   6,900,000          --
 First Union Real Estate Equity &
 Mortgage Investments 8.875% Senior
 Notes due 2003                        $     2,000       0.0            2,063           --          (202)       1,861          --
 High Falls Brewing Company, LLC 12%
 Notes due 2008                        $ 1,110,000       0.6        1,110,000           --      (555,000)     555,000          --
 Malan Realty Investments, Inc. 9.5%
 Conv Sub Notes due 2004               $ 3,597,000       3.9        3,329,977      150,121            --    3,480,098          --
 Moran Energy, Inc. 8.75% Sub Notes
 due 2008                              $    45,000       0.0           36,026        3,630            --       39,656          --
 Rose Hills Company 9.5% Senior Sub
 Notes due 2004                        $ 8,885,000       9.0        7,653,018      432,332            --    8,085,350          --
                                                                  -----------   ----------   -----------   ----------   ---------
                                                                  $67,418,417   27,428,742   (16,121,546)  78,725,613   1,068,051
                                                                  ===========   ==========   ===========   ==========   =========

                                                                           December 31, 2001
                                       ------------------------------------------------------------------------------------------
                                        Principal                                 Gross         Gross
                                        Amount or    Fair Value                 Unrealized   Unrealized
                                         Number      as a % of                   Holding       Holding        Fair      Dividend
                                        of shares    Net Assets      Cost         Gains        Losses        Value       Income
                                       -----------   ----------   -----------   ----------   -----------   ----------   ---------
 Common and Preferred Stocks
 ---------------------------
*Coast Bank of Florida Preferred           100,000       1.2      $ 1,100,000           --            --    1,100,000          --
 Evans Bancorp, Inc.                        17,700       0.4          316,905       19,191            --      336,096          --
 M & T Bank Corporation                    500,000      38.9          795,080   35,629,920            --   36,425,000     550,000
 Merchants Group, Inc.                     135,000       3.3        2,051,021    1,047,229            --    3,098,250      54,000
 Three Rivers Bancorp, Inc.                400,216       5.4        3,165,159    1,837,541            --    5,002,700     174,434
*Allied Healthcare Products, Inc.          850,000       3.4        2,391,625      753,375            --    3,145,000          --
*Amcast Industrial Corporation           1,087,900       6.3        9,532,474           --    (3,679,572)   5,852,902          --
 Sun-Rype Products Ltd.                    177,200       0.8          616,969      100,514            --      717,483          --
 Barrister Global Services Network,
 Inc.                                      159,810       0.1           91,092           --       (22,374)      68,718          --
*Ecology & Environment, Inc.               425,000       4.1        2,257,813    1,592,687            --    3,850,500     136,000
*High Falls Brewery Company, LLC           185,000       0.8          488,852      251,148            --      740,000          --
 CPAC, Inc.                                113,771       0.9          701,554      139,214            --      840,768      27,070
 Denison Energy, Inc.                    4,240,500       0.4          457,111           --       (83,947)     373,164          --
 First Union Real Estate Equity &
 Mortgage Investments Preferred Conv
 Ser A                                     134,000       2.7        2,792,530           --      (313,530)   2,479,000     233,362
 Cameco Corporation                             --        --               --           --            --           --       8,000
 Hardinge, Inc.                                 --        --               --           --            --           --       2,268

 Debentures
 ----------
 Excel Legacy Corporation 10% Senior
 Notes due 2004                        $   668,000       0.3          566,616           --      (299,416)     267,200          --
 First Union Real Estate Equity &
 Mortgage Investments 8.875% Senior
 Notes due 2003                        $   100,000       0.1           95,402          598            --       96,000          --
 High Falls Brewing Company, LLC 12%
 Notes due 2008                        $ 1,110,000       1.2        1,110,000           --            --    1,110,000          --
 Loewen Group Intl, Inc. 7.5% Notes
 due 2001                              $10,000,000       7.5        6,400,000      600,000            --    7,000,000
 Malan Realty Investments, Inc. 9.5%
 Conv Sub Notes due 2004               $ 2,000,000       1.9        1,809,463           --        (9,463)   1,800,000
 Moran Energy, Inc. 8.75% Sub Notes
 due 2008                              $    95,000       0.1           86,426           --        (2,232)      84,194          --
 Rose Hills Company 9.5% Senior Sub
 Notes due 2004                        $ 8,885,000       9.0        7,010,245    1,430,505            --    8,440,750          --
 Sizeler Property Investors, Inc. 8%
 Notes due 2003                        $ 3,442,000       3.6        3,259,084      131,286            --    3,390,370          --
 Finova Group, Inc. 7.5% Senior Notes
 due 2009                              $ 4,500,000       2.0        1,727,711      162,289            --    1,890,000          --
                                                                  -----------   ----------   -----------   ----------   ---------
                                                                  $48,823,132   43,695,497    (4,410,534)  88,108,095   1,185,134
                                                                  ===========   ==========   ===========   ==========   =========

---------------

* Investments in affiliated companies in which the Company owns more than 5% of voting shares.

Cost of purchases and proceeds from sales of investment securities were $24,275,104 and $27,740,910 during 2002 and $36,123,207 and $53,684,737 during
2001. The net gain on sale of investments in other companies was $12,271,408 and $21,538,618 for 2002 and 2001, respectively. Net gains are computed using the average cost method. During 2002, $192,224 of dividend income on securities sold was received.

The U.S. federal income tax basis of the Company's investments at December 31, 2002, was $69,459,357, and net unrealized appreciation for U.S. federal income tax purposes was $9,266,256 (gross unrealized appreciation $27,794,820; gross unrealized depreciation $18,528,564.) The difference between tax basis and the book basis of undistributed income is primarily due to computing gains and losses on investments using the specific identification method for tax and average cost for book purposes.

(3)   MORTGAGE LOANS

The Company's investments in mortgage loans as of December 31, 2002 and 2001 are summarized as follows:

                                                                     2002           2001
                                                                    -------        -------
Permanent loans on condominiums                                     $ --           $49,361
                                                                    =======        =======

(4)   OTHER ASSETS

The components of other assets at December 31, 2002 and 2001 are as follows:

                                                                 2002                      2001
                                                              ----------                ----------
Deferred compensation, funded (note 5)                        $2,319,686                $2,751,305
Miscellaneous                                                     11,629                    14,036
                                                              ----------                ----------
                                                              $2,331,315                $2,765,341
                                                              ==========                ==========

The deferred compensation includes amounts owed to affiliate persons pursuant to a deferred compensation plan. The deferred compensation has accrued over eighteen years. Contributions are no longer being made to the plan.

(5)   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

The components of accounts payable and accrued liabilities at December 31, 2002 and 2001 are as follows:

                                                                 2002                      2001
                                                              ----------                ----------
Overdrafts                                                    $   17,769                $    9,800
Trade accounts payable                                             3,832                    10,415
Deferred compensation (note 4)                                 2,319,686                 2,751,305
Miscellaneous accruals and payables                              134,347                   369,194
                                                              ----------                ----------
                                                              $2,475,634                $3,140,714
                                                              ==========                ==========

(6)   INCOME TAXES

Total income tax expense (benefit) for the years ended December 31, 2002 and 2001 are allocated as follows:

                                                  2002                            2001
                                      -----------------------------   -----------------------------
                                      Earnings (loss)                 Earnings (loss)
                                          before                          before
                                        Income Tax      Income Tax      Income Tax      Income Tax
                                      ---------------   -----------   ---------------   -----------
Investment income                      $  7,666,079       2,787,283    $  3,423,789       1,078,929
Realized gain on sale of real estate        363,736         143,621       2,021,200         798,071
Gain realized on investments in
  other companies                        20,277,940       8,006,532      35,558,618      14,020,000
Change in unrealized depreciation of
  investments                           (27,977,767)    (11,133,189)    (30,286,264)    (11,535,951)
                                       ------------     -----------    ------------     -----------
                                       $    329,988        (195,753)   $ 10,717,343       4,361,049
                                       ============     ===========    ============     ===========

The components of Federal and state income tax expense (benefit) from continuing operations are summarized as follows:

                                                              2002                       2001
                                                          ------------                -----------
Current:
     Federal                                              $  8,862,643                 13,459,607
     State                                                   1,856,096                  2,710,393
                                                          ------------                -----------
                                                            10,718,739                 16,170,000
Deferred:
     Federal                                                (8,890,343)                (9,838,055)
     State                                                  (2,024,149)                (1,970,896)
                                                          ------------                -----------
                                                           (10,914,492)               (11,808,951)
                                                          ------------                -----------
                                                          $   (195,753)                 4,361,049
                                                          ============                ===========

Income tax expense for the years presented was different than the amounts computed by applying the statutory Federal income tax rate to earnings before income taxes. The sources of these differences and the tax effects of each are as follows:

                                                         2002         %         2001         %
                                                       ---------    -----    ----------    -----
Income tax expense at Federal rate                     $ 115,496     35.0    $3,751,070    35.0%
State income tax net of Federal tax benefit             (109,234)   (33.1)      480,673     4.5%
Dividend exclusion                                      (202,015)   (61.2)     (242,135)   (2.3%)
Other, net                                                    --       --       371,441     3.5%
                                                       ---------    -----    ----------    -----
     Provision for income taxes                        $(195,753)   (59.3)   $4,361,049    40.7%
                                                       =========    =====    ==========    =====

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2002 and 2001 are presented below:

                                                                 2002          2001
                                                              -----------   -----------
Deferred tax assets:
Deferred compensation liability                               $   890,705     1,089,890
State net operating loss carryforwards                              7,000         7,000
                                                              -----------   -----------
Total gross deferred tax assets                                   897,705     1,096,890
Less valuation allowance                                           (7,000)       (7,000)
                                                              -----------   -----------
Net deferred tax assets                                           890,705     1,089,890
                                                              -----------   -----------
Deferred tax liabilities:
Investments in securities, principally due to unrealized
  gains on securities                                          (3,378,935)  (14,512,124)
Other                                                            (165,408)     (145,896)
                                                              -----------   -----------
Total gross deferred tax liabilities                          $(3,544,343)  (14,658,020)
                                                              -----------   -----------
Net deferred tax liability                                    $(2,653,638)  (13,568,130)
                                                              ===========   ===========

The valuation allowance of $7,000 at December 31, 2002 and 2001 primarily relates to state net operating loss carry forwards. It is management's belief that the realization of the net deferred tax asset is more likely than not based upon the Company's history of taxable income and estimated future income.

The calculation of deferred tax assets and liabilities at the end of each year is based on tax laws and rates enacted for future years. In December 2002, the Company moved all operations to South Carolina, which resulted in an adjustment to deferred taxes. The related net benefit of $85,680 is reflected in total taxes above.

Federal and state income tax returns of the Company for 1998 and subsequent years are subject to examination by the Internal Revenue Service and various other taxing authorities.

(7)   STOCK OPTION PLAN

During 1987 options for 45,000 shares of common stock were awarded to two officers of the Company. Both individuals are no longer officers but are directors of the Company. These options are exercisable at the rate of 20% per year beginning July 1, 1988 at a price of $12.75 per share which was equal to the market price at the date of the adoption of the amended plan. During October 2001, all options were exercised at an exercise price of $12.75 and market price of $80.50. There are no other shares to be distributed in the plan. The Company issued 19,339 net shares of common stock in connection with the exercise, as 7,127 shares were withheld in the form of the exercise price and 18,534 shares were withheld in exchange for the Company remitting $1,536,247 of withholding tax on behalf of the directors to the tax authority.

Accordingly, a total of $1,536,247 was recorded as a purchase of treasury stock for the shares withheld for the tax withholding.

(8)   NET ASSETS PER SHARE

Net assets per share are based on the number of shares of common stock and common stock equivalents outstanding, after deducting treasury stock, 910,981 at December 31, 2002 and 926,101 on December 31, 2001. For 2001, the computation reflects the outstanding stock options exercised and the proceeds used to purchase common stock.

(9)  SHARE REPURCHASE PROGRAM

During 2002 and 2001, the Company repurchased 15,120 and 10,700 shares at an average cost of $86.42 and $79.15 per share, which was an average discount of 14.91% and 20.74% to average net asset value. At December 31, 2002 the Company has repurchased 614,900 shares as treasury shares at a cost of $20,292,586. At December 31, 2002, 613,575 treasury shares were cancelled and retired. At the December 2, 2002 Board of Directors meeting, the directors authorized the continuation of the share repurchase program.

(10)  DISTRIBUTIONS TO SHAREHOLDERS

Four dividends totaling $3.50 and $2.00 per share were declared during the twelve months ended December 31, 2002 and 2001, respectively. The dividends are taxable to stockholders as ordinary income.

The Company's directors have adopted a dividend policy to reflect the Company's intention to distribute to shareholders as dividends all undistributed personal holding company income of the Company as defined in the Internal Revenue Code. In the Company's case, the sources of such income are primarily dividends and interest received and, in addition, to include in the fourth quarter dividend an adjusting dividend if necessary to effect a distribution of all undistributed personal holding company income for the fiscal year.

(11)  COMMITMENTS AND CONTINGENCIES

The Company has no further outstanding capital commitments in connection with real estate.

From time to time the Company has been involved in various legal actions arising in the ordinary course of business. As of December 31, 2002 the following legal action was outstanding. The matter involves a dispute the Company has with First Union Real Estate Equity and Mortgage Investments ("First Union"). The Company currently owns Series A Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest issued by First Union (the "Preferred Stock"). The Company commenced a class action lawsuit on behalf of itself and others similarly situated against First Union, First Union's trustees and Gotham Partners, L.P. to prevent a so-called merger transaction proposed by First Union from being consummated with, among others, Gotham Golf Corp. and Gotham Golf Partnership. The Company has alleged in its lawsuit that First Union and the other defendants have breached contractual rights and fiduciary duties owed to the holders of the Preferred Stock. The case was heard in New York Supreme Court in New York County. A temporary restraining order enjoining First Union and the defendants from consummating the proposed transaction was issued by the Court on November 21, 2002. The Company at that time was required to post a $10,000 bond in connection therewith. The Court issued on December 6, 2002, after an evidentiary hearing, a preliminary injunction enjoining the proposed transaction indefinitely. The Company at that time was required to increase the size of its bond to $25,000. The preliminary injunction will be in effect until a decision is made by the Court after a trial as to what, if any, remedy should be ordered by the Court, including making the injunction permanent. The defendants have appealed the New York Supreme Court's decision to preliminarily enjoin the transaction, and it is expected that oral arguments in the appeal will occur sometime in March, 2003. Discovery is currently proceeding on class certification. The trial will likely take place later this year.

(12)  RELATED PARTY TRANSACTIONS

Each Director receives fees of $2,500 per directors' meeting attended and $1,000 per audit committee meeting attended. The Chairman also receives a $1,500 monthly salary and contribution to the SEP plan in the amount of $4,500. For the twelve months ended December 31, 2002 and 2001 directors' fees totaled $66,000.

An incentive payment was made to two Directors, who were former officers, (as per the 1993 Compensation Plan) during the year ended December 31, 2001 amounted to $259,145. This total is netted against gain on sale of real estate in the Consolidated Statement of Operations.

The Company paid brokerage fees of $33,233 and $157,293 for the year ended December 31, 2002 and 2001, respectively. The Company has executed securities transactions through the brokerage firm of Trubee, Collins and Co., Inc., of which Brent D. Baird, Chairman of the Board and an affiliated person of the Company, is a registered person. Trubee, Collins & Co., Inc. received $2,300 and $10,834 during the year ended December 31, 2002 and 2001, respectively.

--------------------------------------------------------------------------------
Financial Highlights
For the Years Ended December 31
--------------------------------------------------------------------------------

                                                        2002          2001          2000          1999          1998
                                                     ----------    ----------    ----------    ----------    ----------
FINANCIAL HIGHLIGHTS*
Investment income                                    $     9.01    $     4.45    $     4.02    $     2.19    $     1.90
  Expenses (including income taxes)                       (3.71)        (1.97)        (1.53)        (1.71)        (1.63)
                                                     ----------    ----------    ----------    ----------    ----------
  Investment income - net                                  5.30          2.48          2.49          0.48          0.27
  Net realized and unrealized gain (loss) on real
    estate and investments                                (4.49)         5.09         19.82         (4.19)         5.23
                                                     ----------    ----------    ----------    ----------    ----------
  Total from investment operations                          .81          7.57         22.31         (3.71)         5.50
  Distributions from investment income - net              (3.50)        (2.00)        (1.75)        (0.96)        (0.98)
                                                     ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value                (2.69)         5.57         20.56         (4.67)         4.52
Net asset value:
  Beginning of year                                      101.05         95.48         74.92         79.59         75.07
                                                     ----------    ----------    ----------    ----------    ----------
  End of year                                        $    98.36    $   101.05    $    95.48    $    74.92    $    79.59
                                                     ==========    ==========    ==========    ==========    ==========
Market value end of year                             $    84.00    $    82.10    $    74.00    $    63.50    $    70.00
Total Net Assets                                     89,606,585    93,581,062    91,156,411    72,993,361    80,795,319
RATIOS
Ratio of expenses to average net assets                     .68%         0.83%         0.71%         2.13%         1.07%
Ratio of investment income - net to average net
  assets                                                   5.18%         2.48%         3.12%         4.24%         2.34%
Portfolio turnover                                        28.47%        42.83%        12.36%         3.29%         8.31%
Total return based on market price                         6.52%        13.74%        16.38%        (5.09)%       18.42%
AVERAGE SHARES OUTSTANDING                              921,210       945,592       960,200       997,549     1,056,454

* Per share data is based upon the average number of shares outstanding for the year. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.

--------------------------------------------------------------------------------
Computation of Net Asset Value per Share
Basic and Diluted
For the Year Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

                                                               2002                     2001
                                                            -----------              -----------
BASIC
Net Asset                                                   $89,606,585              $93,581,062
                                                            ===========              ===========
Shares Outstanding                                              910,981                  926,101
                                                            ===========              ===========
Net Asset Value per Share                                   $     98.36              $    101.05
                                                            ===========              ===========

First Carolina Investors, Inc.
--------------------------------------------------------------------------------

DIRECTORS

Brent D. Baird*, ++
 Private Investor

Bruce C. Baird
 President
 Belmont Contracting Co., Inc.

Patrick W.E. Hodgson*+
 President of Cinnamon Investments Ltd. and
 Chairman of Todd Shipyards Corporation

Theodore E. Dann, Jr.+
 President
 Buffalo Technologies Corporation

James E. Traynor+
 President
 Clear Springs Development Co., LLC

H. Thomas Webb III*, ++
 Senior Vice-President
 Crescent Resources, Inc.

*Member of Executive Committee
+Member of the Audit Committee
++Member of the Pricing Committee

OFFICERS:

Brent D. Baird
 Chairman
 President

Bruce C. Baird
 Vice President, Secretary

Cynthia Raby
 Assistant Secretary

REGISTRAR, TRANSFER AND DISBURSING AGENT
Continental Stock Transfer and Trust Company
17 Battery Place
New York, NY 10004

INDEPENDENT AUDITORS
KPMG LLP
401 South Tryon Street
Charlotte, NC 28202